                       Securities and Exchange Commission
                             Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report: September 7, 1999
                    Capita Equipment Receivables Trust 1997-1

           A New York          Commission File              I.R.S. Employer
           Corporation         No. 333-34793                No. 13-7135550

                          c/o AT&T Capital Corporation
                    2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5   Other

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:       September 8, 1999    Payment Date: September 15, 1999
Collection Period:          August 31, 1999


I.   Information Regarding the Contracts

        1.      Contract Pool Principal Balance
                a.      Beginning of Collection Period                     $520,782,074
                b.      End of Collection Period                           $495,412,545
                c.      Reduction for Collection Period                    $ 25,369,529
        2.      Delinquent Scheduled Payments
               a.      Beginning of Collection Period                     $ 10,888,267
                b.      End of Collection Period                           $ 10,288,006
        3.      Liquidated Contracts
                a.      Number of Liquidated Contracts                              312
                        with respect to Collection Period                           ---
                b.      Required Payoff Amounts of Liquidated Contracts    $  2,444,698
                c.      Total Reserve for Liquidation Expenses             $         --
                d.      Total Liquidation Proceeds Received                $    214,574
                e.      Liquidation Proceeds Allocated to Owner Trust      $    196,941
                f.      Liquidation Proceeds Allocated to Depositor        $     17,633
                g.      Current Realized Losses                            $  2,247,757
        4.      Prepaid Contacts
                a.      Number of Prepaid Contracts with respect                    216
                        to Collection Period                                        ---
                b.      Required Payoff Amounts of Prepaid Contracts       $  1,472,444
        5.      Purchased Contracts (by TCC)
                a.      Number of Contracts Purchased by TCC with                     0
                        respect to Collection Period                                  -
                b.      Required Payoff Amounts of Purchased Contracts     $         --

6. Delinquency Status of Contracts (End of Collection Period)

                         --------------------------------------------------------------------------
                                                                                   % of Aggregate
                         Number of            % of        Aggregate Required      Required Payoff
                         Contracts          Contracts        Payoff Amounts          Amounts
                         ---------------------------------------------------------------------------
a.  Current             48,878                 89.49%         $460,916,403             91.14%
b.  31-60 days           2,581                  4.73%         $ 22,411,511              4.43%
c.  61-90 days           1,442                  2.64%         $ 10,157,979              2.01%
d.  91-120 days            823                  1.51%         $  6,036,727              1.19%
e.  120+ days              894                  1.64%         $  6,177,931              1.22%
f.  Total               54,618                100.00%         $505,700,551            100.00%


7.  Historical Delinquency Experience with Respect to Contracts

---------------------------------------------------------------------------------------------------------------
                          % of                   % of                       % of                   % of
                        Aggregate              Aggregate                   Aggregate             Aggregate
                     Required Payoff       Required Payoff              Required Payoff       Required Payoff
                         Amounts                Amounts                     Amounts                Amounts
Collection
  Periods           31-60 Days Past Due     61-90 Days Past Due     91-120 Days Past Due    120+ Days Past Due
---------------------------------------------------------------------------------------------------------------
    08/31/99               4.43%                   2.01%                     1.19%                 1.22%
    07/31/99               4.53%                   2.14%                     1.21%                 1.27%
    06/30/99               5.01%                   2.02%                     1.19%                 1.31%
    05/31/99               5.77%                   2.37%                     1.10%                 1.38%
    04/30/99               5.01%                   2.11%                     0.86%                 1.09%
    03/31/99               5.41%                   2.06%                     0.92%                 1.15%
    02/28/99               5.60%                   2.08%                     1.15%                 1.24%
    01/31/99               5.46%                   2.19%                     0.94%                 1.11%
    12/31/98               5.26%                   1.86%                     0.90%                 0.93%
    11/30/98               5.07%                   1.66%                     0.78%                 0.88%
    10/31/98               3.93%                   1.32%                     0.66%                 0.98%
    09/30/98               3.98%                   1.18%                     0.62%                 0.94%
    08/31/98               3.34%                   1.23%                     0.53%                 0.60%
    07/31/98               3.28%                   1.12%                     0.52%                 0.85%
    06/30/98               2.76%                   1.14%                     0.58%                 0.81%
    05/31/98               3.63%                   1.12%                     0.61%                 0.75%
    04/30/98               3.46%                   1.03%                     0.63%                 0.69%
    03/31/98               3.30%                   1.26%                     0.51%                 0.63%
    02/28/98               6.09%                   1.42%                     0.59%                 0.52%
    01/31/98               3.34%                   0.96%                     0.41%                 0.26%
    12/31/97               3.17%                   0.86%                     0.36%                 0.01%
    11/30/97               2.89%                   0.49%                     0.00%                 0.00%

8.  Historical Loss Experience With Respect to Contracts

                                    ----------------------------------------------------------------------------
                                      Collection      3 Collection     6 Collection Periods    Cumulative Since
                                        Period       Periods Ending          Ending              Cut-off Date
                                       August-99       August-99            August-99
                                    ----------------------------------------------------------------------------
a.  Number of Liquidated Contracts          312           1,149                1,978                5,215
b.  Number of Liquidated                  0.412%          1.519%               2.615%               6.893%
    Contracts as a Percentage
    of Initial Contracts
c.  Required Payoff Amounts of        2,444,698       8,100,399           17,419,553           49,658,199
    Liquidated Contracts
d.  Liquidation Proceeds Allocated      196,941         679,612            1,734,228            6,439,037
    to Owner Trust
e.  Aggregate Current Realized        2,247,757       7,420,787           15,685,325           43,219,162
    Losses
f.  Aggregate Current Realized            0.196%          0.647%               1.368%               3.768%
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance

II.  Information Regarding the Securities

     1.  Summary of Balance Information

    ---------------------------------------------------------------------------------------------------------------------------
                                 Principal Balance as of   Class Factor as of    Principal Balance as of    Class Factor as of
          Class          Coupon     September 15, 1999     September 15, 1999       August  14, 1999           August 14, 1999
                          Rate       Payment Date             Payment Date            Payment Date               Payment Date
    ---------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes     5.790000%     $          0             0.00000               $          0                   0.00000
b.  Class A-2 Notes     6.030000%     $          0             0.00000               $          0                   0.00000
c.  Class A-3 Notes     6.120000%     $101,698,004             0.66469               $124,128,102                   0.81129
d.  Class A-4 Notes     6.190000%     $261,210,000             1.00000               $261,210,000                   1.00000
e.  Class A-5 Notes     5.393750%     $ 40,593,304             0.38660               $ 43,102,237                   0.41050
f.  Class B Notes       6.450000%     $ 68,820,000             1.00000               $ 68,820,000                   1.00000
g.  Class C Notes
    (Quarterly Paying)  6.480000%     $ 34,410,000             1.00000               $ 34,410,000                   1.00000
h.  Total                  N.A.       $506,731,308             0.44181               $531,670,339                   0.46356


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $506,731,308 and the CCA Balance is $52,906,984.


2.      Monthly Principal Amount
        a.      Principal Balance of Notes                                     $531,670,339
                (End of Prior Collection Period)
        b.      Contract Pool Principal Balance (End of Collection Period)     $495,412,545
        c.      Monthly Principal Amount                                       $ 36,257,794
3.      Gross Collections
        a.      Scheduled Payments Received                                    $ 24,233,458
        b.      Liquidation Proceeds Allocated to Owner Trust                  $    196,941
        c.      Required Payoff Amounts of Prepaid Contracts                   $  1,472,444
        d.      Required Payoff Amounts of Purchased Contracts                 $       --
        e.      Proceeds of Clean-up Call                                      $       --
        f.      Investment Earnings on Collection, Note Distribution and
                Class C Funding Accounts                                       $     91,920
        g.      Extension Fees Allocated to Owner Trust                        $       (334)
        h.      Total Gross Collections (sum of (a) through (g))               $ 25,994,429
4.      Determination of Available Funds
        a.      Total Gross Collections                                        $ 25,994,429
        b.      Withdrawal from Cash Collateral Account                        $  2,247,757
        c.      Total Available Funds                                          $ 28,242,186
5.      Class A-5 Swap
        a.      Payment Details
                1-Class A-5 Assumed Fixed Rate                                    6.250000%
                2-Class A-5 Assumed Fixed Rate Day Count(30/360)                  0.0833333
                3-Class A-5 Interest Rate (Libor + .125%)                         5.393750%
                4-Class A-5 Interest Rate Day Count(Actual/360)                   0.0833333
                5-Class A-5 Principal Amount                                   $ 43,102,237
        b.      Net Payment Calculation
                1-Class A-5 Assumed Fixed Payment                              $    224,491
                2-Class A-5  Interest Payment                                  $    193,736
                3-Net Class A-5 Swap Payment From/(To) the Trust               $     30,755

6.   Application of Available Funds

       ------------------------------------------------------------------------------------------------
               Item                                           Amount           Remaining Available Funds
       ------------------------------------------------------------------------------------------------
       a.      Total Available Funds                                               28,242,186
       b.      Servicing Fee                                   542,481             27,699,705
       c.      Interest on Notes:
               i)         Class A-1 Notes                        --                27,699,705
               ii)        Class A-2 Notes                        --                27,699,705
               iii)       Class A-3 Notes                      633,053             27,066,651
               iv)        Class A-4 Notes                    1,347,408             25,719,243
               v)         Class A-5 Swap Net Settlement         30,755             25,688,488
               vi)        Class A-5 Notes                      193,736             25,494,752
               vii)       Class B Notes                        369,908             25,124,845
               vii)       Class C Funding Account              185,814             24,939,031
       d.      Principal on Notes:
               i)         Class A-1 Notes                        --                24,939,031
               ii)        Class A-2 Notes                        --                24,939,031
               iii)       Class A-3 Notes                   22,430,098              2,508,933
               iv)        Class A-4 Notes                        --                 2,508,933
               v)         Class A-5 Notes                    2,508,933                  --
               vi)        Class B Notes                          --                     --
               vii)       Class C Funding Account                --                     --
       e.      Deposit to Cash                                   --                     --
               Collateral Account
       f.      Amount to be applied in                           --                     --
               accordance with CCA
               Loan Agreement
       g.      Balance, if any, to Equity Certificates           --                     --


7.   Accrued Monthly Principal and Interest Deposited into the
     Class C Funding Account

     Collection Period                               August-99
     Beginning Balance                                    0.00
     Principal Deposited                                  0.00
     Interest Deposited                             185,814.00
     ------------------                             ----------
     Total Amount Available for Distribution        185,814.00
     Amount Distributed                                   0.00
     ------------------                                   ----
     Ending Balance                                 185,814.00

8.   Quarterly Application of Available funds in the Class C Funding Account

     ------------------------------------------------------------------------------------
                  Item                         Amount       Remaining Available Funds
     ------------------------------------------------------------------------------------
     a.  Total Available Funds                                       185,814
     b.  Interest to Class C Note Holders        0                   185,814
     c.  Principal to Class C Note Holders       0                   185,814

III. Information Regarding the Cash Collateral Account

     1.  Balance Reconciliation

        ----------------------------------------------------------------------------------------------
                                                                                    September 15, 1999
                        Item                                                           Payment Date
        ----------------------------------------------------------------------------------------------
        a.      Available Cash Collateral Amount (Beginning)                           $ 55,154,741
        b.      Deposits to Cash Collateral Account (II.5(f))                          $       --
        c.      Withdrawals from Cash Collateral Account                               $  2,247,757
        d.      Releases of Cash Collateral Account Surplus                            $       --
                (Excess, if any of (a) plus (b) minus (c) over (f))
        e.      Available Cash Collateral Amount (End)                                 $ 52,906,984
                (Sum of (a) plus (b) minus (c) minus (d))
        f.      Requisite Cash Collateral Amount                                       $ 53,428,829
        g.      Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))    $    521,845
2.              Calculation of Requisite Cash Collateral Amount
        a.      For Payment Dates from, and including, the
                December  1997 Payment Date  to,
                and including, the December 1998 Payment Date
                1) Initial Cash Collateral Amount                                      $ 83,153,171
        b.      For Payment Dates from, and including, the
                November 1998 Payment Date until
                the Final Payment Date, the sum of
                1) 8.5% of the Contract Pool Principal Balance                         $ 42,110,066
                2) The Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance less the                            $ 11,318,763
                Contract Pool Principal Balance
                3) Total ((1) plus (2))                                                $ 53,428,829
        c.      Floor equal to the lesser of
                1) 2% of Cut-Off Date Contract Pool Principal                          $ 22,938,806
                Balance ($22,938,806); and
                2) the Aggregate Principal Balance of the Notes                        $506,731,308
        d.      Requisite Cash Collateral Amount                                       $ 53,428,829

                                                                                       $        --
                                                                                       $  2,247,757
3.              Calculation of Cash Collateral Account Withdrawals                     $        --
        a.      Interest Shortfalls
        b.      Principal Deficiency Amount                                            $  2,247,757
        c.      Principal Payable at Stated Maturity Date of
                Class of Notes or Equity Certificates
        d.      Total Cash Collateral Account Withdrawals                              2,176,135.74

IV. Information Regarding Distributions on Securities

     ---------------------------------------------------------------------------------------
             Distribution          Class A-1       Class A-2       Class A-3       Class A-4
               Amounts               Notes           Notes            Notes          Notes
     ---------------------------------------------------------------------------------------
     1. Interest Due               $     --        $     --       $   633,053      $1,347,408
     2. Interest Paid              $     --        $     --       $   633,053      $1,347,408
     3. Interest Shortfall         $     --        $     --       $        --      $       --
     ((1) minus (2))
     4. Principal Due              $     --        $     --       $22,430,098      $       --
     5. Principal Paid             $     --        $     --       $22,430,098      $       --
     6. Total Distribution Amount  $     --        $      0       $23,063,151      $1,347,408
     ((2) plus (4))


     ----------------------------------------------------------------------------------------
            Distribution           Class A-5        Class B         Class C
              Amounts                Notes           Notes            Notes          Totals
     ----------------------------------------------------------------------------------------
     1. Interest Due               $  193,736      $369,908         $    --      $ 2,544,105
     2. Interest Paid              $  193,736      $369,908         $    --      $ 2,544,105
     3. Interest Shortfall         $       --      $     --         $    --      $        --
     ((1) minus (2))
     4. Principal Due              $2,508,933      $     --         $    --      $24,939,031
     5. Principal Paid             $2,508,933      $     --         $    --      $24,939,031
     6. Total Distribution Amount  $2,702,668      $369,908         $    --      $27,483,136
     ((2) plus (4))


V.  Information Regarding Other Pool Characteristics

                ----------------------------------------------------------------------------
                                                          As of End of         As of End of
                        Item                               August-99            July-99
                                                        Collection Period   Collection Period
                -----------------------------------------------------------------------------
        1.      Original Contract Characteristics
                a.      Original Number of Contracts        75,651                 N.A.
                b.      Cut-Off Date Contract Pool      $1,146,940,285             N.A.
                        Principal Balance
                c.      Original Weighted Average            46.6                  N.A.
                        Remaining Term (in months)
                d.      Weighted Average Original Term       53.7                  N.A.
                        (in months)
        2.      Current Contract Characteristics
                a.      Number of Contracts                 54,618                56,120
                b.      Average Contract Principal Balance  $9,070                $9,280
                c.      Weighted Average Remaining Term      30.4                  31.0

VI.  Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

---------------------------------------
Payment Date                Since Issue
  Period                       CPR
---------------------------------------
    1       December-97       -0.436%
    2       January-98         5.709%
    3       February-98        6.693%
    4        March-98          6.904%
    5        April-98          7.280%
    6         May-98           7.462%
    7         June-98          6.903%
    8         July-98          7.298%
    9        August-98         7.115%
   10       September-98       7.118%
   11        October-98        6.694%
   12       November-98        6.643%
   13       December-98        7.065%
   14        January-99        7.152%
   15       February-99        7.261%
   16        March-99          7.336%
   17        April-99          7.666%
   18         May-99           7.937%
   19        June-99           7.515%
   20        July-99           7.873%
   21       August-99          7.940%
   22      September-99        7.956%




VII. Purchased, Liquidated and Paid Contracts

        A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                                Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers
   Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the
        Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
         following report with respect to the Payment Date occurring on
                               September 15, 1999.

   This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                                AT&T Capital Corporation

                                Thomas G. Adams
                                ---------------
                                Thomas G. Adams
                                Senior Vice President, Financial Reporting